UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2011 (November 5, 2011)

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-34691 (Commission File Number)	55-0886410 (I.R.S. Employer Identification No.)

200 Clarendon Street, Floor 25 Boston, MA (Address of principal executive offices)	02116 (Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 7, 2011, Atlantic Power Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the acquisition of all the outstanding limited partnership interests of Capital Power Income L.P. (“CPILP”) pursuant to the terms and conditions of the previously filed Arrangement Agreement, dated June 20, 2011, as amended by Amendment No. 1, dated July 15, 2011, by and among the Company, CPILP, CPI Income Services Ltd., the general partner of CPILP, and CPI Investments Inc., a unitholder of CPILP that is owned by EPCOR Utilities Inc. and Capital Power Corporation.  This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CPILP and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years ended December 31, 2010, 2009 and 2008, the notes related thereto and the related independent auditors’ report of KPMG LLP Chartered Accountants are filed as Exhibit 99.1 to this report and incorporated herein by reference. The unaudited condensed interim consolidated financial statements of CPILP and its subsidiaries as of and for the three and nine months ended September 30, 2011 and 2010 and the notes related thereto are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011, unaudited pro forma condensed combined balance sheet as of September 30, 2011 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)                                 Exhibits

Exhibit 23.1	Consent of KPMG LLP Chartered Accountants

Exhibit 99.1	Audited consolidated financial statements of CPILP and its subsidiaries

Exhibit 99.2	Unaudited condensed interim consolidated financial statements of CPILP and its subsidiaries

Exhibit 99.3	Unaudited pro forma condensed combined consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: December 20, 2011	By:	/s/ Barry E. Welch
		Name:	Barry E. Welch
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of KPMG LLP Chartered Accountants

Exhibit 99.1	Audited consolidated financial statements of CPILP and its subsidiaries

Exhibit 99.2	Unaudited consolidated financial statements of CPILP and its subsidiaries

Exhibit 99.3	Unaudited pro forma condensed combined consolidated financial statements